Exhibit 10.3.1

AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”), dated as of June 18, 2013,  among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Jack Cooper Holdings Corp. (“Parent”) and the Subsidiaries of Parent identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and this Agreement; and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group and the Bank Product Providers to continue to make financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents and the Bank Product Agreements, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto).  Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Divisions of the Code, the definition of such term contained in Division 9 of the Code shall govern.  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)           “Account” means an account (as that term is defined in Division 9 of the Code).

(b)           “Account Debtor” means an account debtor (as that term is defined in the Code).

(c)           “Activation Instruction” has the meaning specified therefor in Section 6(k).

(d)           “Agent” has the meaning specified therefor in the preamble to this Agreement.

(e)           “Agent’s Lien” has the meaning specified therefor in the Credit Agreement.

(f)            “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(g)           “Bank Product Obligations” has the meaning specified therefor in the Credit Agreement.

(h)           “Bank Product Provider” has the meaning specified therefor in the Credit Agreement.

(i)            “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

(j)            “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(k)           “Borrower” and “Borrowers” have the meanings specified therefor in the recitals to this Agreement.

(l)            “Cash Equivalents” has the meaning specified therefor in the Credit Agreement.

(m)          “CFC” means a controlled foreign corporation (as that term is defined in the IRC).

(n)           “Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(o)           “Code” means the California Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(p)           “Collateral” has the meaning specified therefor in Section 2.

(q)           “Collections” has the meaning specified therefor in the Credit Agreement.

(r)            “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.

(s)            “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et. seq.), as amended from time to time, and any successor statute.

(t)            “Controlled Account” has the meaning specified therefor in Section 6(k).

(u)           “Controlled Account Agreements” means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks.

(v)           “Controlled Account Bank” has the meaning specified therefor in Section 6(k).

(w)          “Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and  (v) all of each Grantor’s rights corresponding thereto throughout the world.

(x)           “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A.

(y)           “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(z)           “Deposit Account” means a deposit account (as that term is defined in the Code).

(aa)         “Equipment” means equipment (as that term is defined in the Code).

(bb)         “Event of Default” has the meaning specified therefor in the Credit Agreement.

(cc)         “Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

(dd)         “Excluded Deposit Account” means any Deposit Account or Securities Account the balance of which consists exclusively of (a) withheld income taxes and federal, state or local employment taxes in such amounts as are required to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any Grantor and (b) amounts required to be paid over to an employee benefit plan pursuant to Department of Labor Regulation Sec. 2510.3-102 on behalf of or for the benefit of employees of any Grantor, and all segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) tax accounts, payroll accounts and trust accounts and (c) pledges and deposits permitted by clauses (h), (i), (j), (q), (x), (y), (z), (aa) and (cc) of the definition of Permitted Liens.

(ee)         “Excluded Swap Obligation” means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Grantor of, or the grant by such Grantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Grantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Grantor or the grant of such security interest becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

(ff)          “Fixtures” means fixtures (as that term is defined in the Code).

(gg)         “General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of any such Hedge Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Division 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(hh)         “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(ii)           “Guaranty” has the meaning specified therefor in the Credit Agreement.

(jj)           “Insolvency Proceeding” has the meaning specified therefor in the Credit Agreement.

(kk)         “Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(ll)           “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lender Group’s rights under the Loan Documents.

(mm)      “Inventory” means inventory (as that term is defined in the Code).

(nn)         “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code):  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements, but excluding, in each case, the Excluded Collateral.

(oo)         “IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

(pp)         “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(qq)         “Lender Group” has the meaning specified therefor in the Credit Agreement.

(rr)           “Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.

(ss)          “Liberty Mutual Account” means the “Escrow Account” with a balance not to exceed $2,250,378.06 described in that certain Confidential Settlement Agreement and Release, dated as of June 1, 2012, by and between Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company, Inc. (collectively, “Liberty Mutual”), on the one hand, and Jack Cooper Transport and certain of its Subsidiaries and Affiliates, on the other hand, with respect to certain contingent obligations of Jack Cooper Transport to Liberty Mutual.

(tt)           “Loan Documents” has the meaning specified therefor in the Credit Agreement.

(uu)         “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(vv)         “Obligations” has the meaning specified therefor in the Credit Agreement.

(ww)       “Parent” has the meaning specified therefor in the recitals to this Agreement.

(xx)         “Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 4, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(yy)         “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B.

(zz)         “Permitted Liens” has the meaning specified therefor in the Credit Agreement.

(aaa)      “Person” has the meaning specified therefor in the Credit Agreement.

(bbb)      “Pledged Companies” means each Person listed on Schedule 6 as a “Pledged Company”, together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date.

(ccc)       “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing, but excluding any Excluded Collateral.

(ddd)      “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.

(eee)       “Pledged Note” has the meaning specified therefor in Section 5(i).

(fff)        “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(ggg)       “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(hhh)      “Preferred Payment Escrow Account” has the meaning specified therefor in the Credit Agreement.

(iii)          “Proceeds” has the meaning specified therefor in Section 2.

(jjj)         “PTO” means the United States Patent and Trademark Office.

(kkk)      “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(lll)          “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(mmm)  “Rescission” has the meaning specified therefor in Section 6(k).

(nnn)      “SEC” means the United States Securities and Exchange Commission and any successor thereto.

(ooo)      “Secured Obligations” means the Obligations (as defined in the Credit Agreement); provided, anything to the contrary contained in the foregoing notwithstanding, the Secured Obligations of the Grantors shall exclude any Excluded Swap Obligation.

(ppp)      “Securities Account” means a securities account (as that term is defined in the Code).

(qqq)      “Security Interest” has the meaning specified therefor in Section 2.

(rrr)         “Stock” has the meaning specified therefor in the Credit Agreement.

(sss)        “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

(ttt)         “Swap Obligation” means, with respect to any Grantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(uuu)      “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(vvv)      “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D.

(www)    “Triggering Event” means, as of any date of determination, that (a) an Event of Default has occurred and is continuing as of such date, or (b) Excess Availability is less than the product of 12.5% times the Maximum Revolver Amount.

(xxx)      “URL” means “uniform resource locator,” an internet web address.

(yyy)      “VIN” has the meaning specified therefor in Section 5(h).

2.             Grant of Security.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)           all of such Grantor’s Accounts;

(b)           all of such Grantor’s Books;

(c)           all of such Grantor’s Chattel Paper;

(d)           all of such Grantor’s Deposit Accounts (other than the Excluded Deposit Accounts);

(e)           all of such Grantor’s Equipment and Fixtures;

(f)            all of such Grantor’s General Intangibles;

(g)           all of such Grantor’s Inventory;

(h)           all of such Grantor’s Investment Related Property;

(i)            all of such Grantor’s Negotiable Collateral;

(j)            all of such Grantor’s Supporting Obligations;

(k)           all of such Grantor’s Commercial Tort Claims;

(l)            all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other member of the Lender Group; and

(m)          all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” (and any references thereto or to any assets comprising the “Collateral” (including the use of defined terms hereunder)) shall not include: (i) any of the outstanding Stock of any CFC held by a Grantor in excess of 65% of the voting power of all classes of Stock of such CFC entitled to vote; (ii) any contract, lease, permit, license, charter, agreement or license agreement covering real or personal property of any Grantor to which any Grantor is a party or any of its rights or interest in any contract, lease, permit, license, charter, agreement or license agreement covering real or personal property of any Grantor if the grant of a security interest or Lien therein shall constitute or would result in (a) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein, or (b) a breach or termination pursuant to the terms of, or a default under, any such contract, lease, permit, license, charter, agreement or license agreement covering real or personal property of any Grantor (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408, or 9-409 of the Code (or any successor provision or provisions) or any other applicable law; provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such contract, lease, permit, license, charter, agreement or license agreement covering real or personal property of any Grantor  that does not result in any of the consequences specified in clauses (a) or (b) above; provided, further, that such security interest shall attach to the right to receive the payment of money (including, without limitation, Accounts and General Intangibles) or any other rights referred to in certain sections of the Code (or any successor provision or provisions) and to the proceeds of any such contract, lease, permit, license, charter, agreement or license agreement covering real or personal property of any Grantor  (unless such proceeds would otherwise be excluded pursuant to clauses (a) or (b) above); (iii) any property for which attaching a security interest would result in the forfeiture of the Grantor’s rights over the property, including U.S. intent-to-use application for trademark or service mark registration prior to the filing and acceptance by the PTO of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to use trademark or service mark applicable under applicable federal law; (iv) any Intellectual Property that is protectable, registered or applied for solely under the laws of jurisdictions outside the United States and any other assets located outside the United States to the extent a Lien on such assets cannot be perfected by the filing of a Code financing statement in the jurisdiction of organization of the applicable Grantor, (v)  Excluded Deposit Accounts, (vi) any asset securing Capitalized Lease Obligations permitted under the Credit Agreement or Permitted Purchase Money Indebtedness, in each case, to the extent the grant of a security interest or Lien thereon to the Agent is prohibited by the terms of such Indebtedness, (vii) Excluded Real Property and any leased real property, (viii) any property or assets to the extent that any law applicable thereto prohibits the creation of a security interest therein or would require a consent not obtained of any Governmental Authority, (ix) any Stock in Persons that are not wholly-owned Subsidiaries of the Parent that are subject to an enforceable negative pledge provision, (x) the Liberty Mutual Account and the Preferred Payment Escrow Account, and (xi) assets subject to Liens permitted pursuant to clauses (o) or (u) of the definition of Permitted Liens to the extent the grant of a security interest or Lien thereon to the Agent is prohibited by the terms thereof (collectively, the “Excluded Collateral”).

3.             Security for Secured Obligations.  The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

4.             Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment in which a security interest is granted hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15.

5.             Representations and Warranties.  Each Grantor hereby represents and warrants to Agent, for the benefit of the Lender Group and the Bank Product Providers, which representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

(a)           The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.

(b)           Schedule 7 sets forth all Real Property owned by any of the Grantors as of the Closing Date.

(c)           As of the Closing Date: (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor, and all other Copyrights owned by any Grantor and material to the conduct of the business of any Grantor; (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person or (B) any Person has granted to any Grantor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, excluding any off-the-shelf software licenses granted in the ordinary course of business but including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 4 provides a complete and correct list of all issued Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) Schedule 5 provides a complete and correct list of all registered Trademarks owned by any Grantor, all applications for registration of Trademarks owned by any Grantor, and all other Trademarks owned by any Grantor and material to the conduct of the business of any Grantor.

(d)           (i) Each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary and material to the conduct of its business;

(ii)           to each Grantor’s knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change;

(iii)          (A) to each Grantor’s knowledge after reasonable inquiry, (1) such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement or misappropriation either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change, and (B) there are no pending, or to any Grantor’s knowledge after reasonable inquiry, threatened in writing infringement or misappropriation claims or proceedings pending against any Grantor, and no Grantor has received any notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement or misappropriation either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change;

(iv)          to each Grantor’s knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary and material in and to the conduct of its business are valid, subsisting and enforceable and in compliance in all material respects with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect; and

(v)           each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary and material in the business of such Grantor;

(e)           This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8.  Upon the making of such filings, Agent shall have a first priority perfected security interest in the Collateral of each Grantor (subject to Permitted Liens and the Intercreditor Agreement) to the extent such security interest can be perfected by the filing of a financing statement in the jurisdictions list on Schedule 8.  Upon the effectiveness of the filing of the Copyright Security Agreement with the United States Copyright Office (with respect to United States registered copyrights and copyright applications, if any), filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO (with respect to United States registered Trademarks and Trademark applications (other than Excluded Collateral) and United States registered Patents and Patent applications, if any), and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8, all action necessary to protect and perfect the Security Interest in and to on such Patents, Trademarks, or Copyrights, as applicable, has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor (subject to Permitted Liens).  To the extent required by the Loan Documents, all action by any Grantor requested by Agent necessary to perfect such security interest on each item of Collateral has been duly taken.

(f)            (i) Except for the Security Interest created hereby and except as expressly permitted in the Credit Agreement, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 6 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 6 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary to perfect and establish the first priority (subject to the Intercreditor

Agreement and Permitted Liens) of, or otherwise protect, Agent’s Liens in the Investment Related Property (to the extent constituting Collateral), and the proceeds thereof, have been duly taken, subject to local perfection requirements with respect to non-United States jurisdictions (which shall not be required) upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Agent (or the Notes Agent, as its agent or designee, or any other agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not securities under Article 8 of the Code, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Agent (or the Notes Agent, as its agent or designee) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates.  None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.  The terms of this Section 5(f) shall be subject in all respects to the provisions of the Intercreditor Agreement.

(g)           Subject to local perfection requirements with respect to non-United States jurisdictions where Agent has not requested compliance, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement (subject to Section 15(a)) with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and except for consents, approvals, authorizations or other orders or actions that have been obtained or given (as applicable) and that are currently in force.  No Intellectual Property License of any Grantor that is necessary and material to the conduct of such Grantor’s business requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

(h)           Schedule 9 sets forth all motor vehicles owned by Grantors as of the Closing Date, by model, model year and vehicle identification number (“VIN”).

(i)            As of the Closing Date, except in each case as disclosed to Agent in writing, there is no default, breach, violation, or event of acceleration existing under any promissory note (as defined in the Code) constituting Collateral and pledged hereunder (each a “Pledged Note”) and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note.  Except as otherwise determined in the reasonable business judgment of such Grantor, no Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.

(j)            As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a securities account.  In addition, except as indicated on Schedule 6, as of the Closing Date, or any Pledged Interests Addendum, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide that such Pledged Interests are securities governed by Article 8 or Division 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

6.             Covenants.  Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22, subject to the terms of the Intercreditor Agreement:

(a)           Possession of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $500,000 or more for all such Negotiable Collateral, Investment Related Property, or Chattel Paper, the Grantors shall promptly (and in any event within five (5) Business Days after receipt thereof), notify Agent thereof, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within five (5) Business Days) after the reasonable request by Agent (subject to the terms of the Intercreditor Agreement), shall execute such other documents and instruments as shall be reasonably requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers (or other relevant document of transfer reasonably acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall, subject to the terms of the Intercreditor Agreement, do such other acts or things deemed necessary by Agent to protect Agent’s Security Interest therein;

(b)           Chattel Paper.

(i)            Promptly (and in any event within five (5) Business Days) after request by Agent, each Grantor shall take all steps reasonably necessary (subject to the terms of the Intercreditor Agreement) to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $500,000;

(ii)           If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), to the extent that the aggregate face value of such Chattel Paper or instruments equals or exceeds $500,000, promptly upon the reasonable request of Agent but subject to the terms of the Intercreditor Agreement, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Capital Finance, LLC, as Agent for the benefit of the Lender Group and the Bank Product Providers”;

(c)           Control Agreements.

(i)            Except to the extent otherwise excused by the Loan Documents, each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account for such Grantor;

(ii)           Except to the extent otherwise excused by the Loan Documents and to the extent constituting Collateral, each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

(iii)          Except to the extent otherwise excused by the Loan Documents and except with respect to certificated securities, each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property;

(d)           Letter-of-Credit Rights.  If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $500,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days after becoming a beneficiary), notify Agent thereof and, promptly (and in any event within fifteen (15) Business Days) after reasonable request by Agent, enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights collaterally assigning such letter-of-credit rights to Agent and, upon the occurrence and continuance of an Event of Default, directing all payments thereunder to Agent’s Account (in each case, subject to the terms of the Intercreditor Agreement), all in form and substance reasonably satisfactory to Agent;

(e)           Commercial Tort Claims.  If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $1,000,000 or more in the aggregate for all Commercial Tort Claims, then the  applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days of obtaining such Commercial Tort Claim), notify Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within five (5) Business Days) after request by Agent, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent, and each Grantor hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim (subject to the Intercreditor Agreement and Permitted Liens);

(f)            Government Contracts.  Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $500,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within five (5) Business Days of the creation thereof) notify Agent thereof and, promptly (and in any event within ten (10) Business Days) after request by Agent, execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g)           Intellectual Property.

(i)            Upon the request of Agent, in order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s United States Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii)           Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in and material to the conduct of such Grantor’s business, to protect and diligently enforce and defend as may be commercially reasonable at such Grantor’s expense its Intellectual Property, except as permitted by the Credit Agreement, including (A) to diligently enforce and defend as may be commercially reasonable, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to use commercially reasonable efforts to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and, if applicable, obligations of confidentiality.  Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in and material to the conduct of such Grantor’s business, except as permitted by the Credit Agreement.  Each Grantor hereby agrees to take the steps described in this Section 6(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in and material to the conduct of such Grantor’s business;

(iii)          Grantors acknowledge and agree that the Lender Group shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor.  Without limiting the generality of this Section 6(g)(iii), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable documented fees and out-of-pocket expenses of attorneys of outside counsel and other professionals) shall be for the sole account of Borrower and shall be chargeable to the Loan Account;

(iv)          Each Grantor shall promptly file an application with the United States Copyright Office for any United States Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with and material to the conduct of such Grantor’s business.  Any expenses incurred in connection with the foregoing shall be borne by the Grantors;

(v)           On each date on which a Compliance Certificate is delivered by Borrower pursuant to Section 5.1 of the Credit Agreement, each Grantor shall provide Agent with a written report of all new Patents or Trademarks that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are necessary and material to the conduct of such Grantor’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period to which such Compliance Certificate relates and any statement of use or amendment to allege use with respect to intent-to-use trademark applications.  In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property.  In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Patent and Trademark registrations and applications therefor (with the exception of Excluded Collateral) as being subject to the security interests created thereunder;

(vi)          Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without giving Agent written notice thereof at least three (3) Business Days prior to such filing and complying with Section 6(g)(i).  Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than five (5) Business Days following such receipt) notify (but without duplication of any notice required by Section 6(g)(vii)) Agent of such registration by delivering, or causing to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright.  If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than five (5) Business Days following its actual knowledge of such acquisition) notify Agent of such acquisition and deliver, or cause to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright.  In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than five (5) Business Days following its actual knowledge of such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights;

(vii)         Each Grantor shall take commercially reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in and material to the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by using commercially reasonable efforts to require all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions commercially reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by using commercially reasonable efforts to require any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions; and

(viii)        No Grantor shall enter into any Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person that is material and necessary to the business  of the Grantors unless such Grantor has used commercially reasonable efforts to permit the collateral assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to the (and any transferees of Agent);

(h)           Investment Related Property.

(i)            If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests (constituting Collateral) after the Closing Date, it shall promptly (and in any event within twenty (20) Business Days of acquiring or obtaining such Collateral) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)           Upon the occurrence and during the continuance of an Event of Default, following the request of Agent, all sums of money and property paid or distributed in respect of the Investment Related Property constituting Collateral that are received by any Grantor shall be held by such Grantor in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent in the exact form received;

(iii)          Each Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests that may reasonably be expected to materially affect the pledge of the Pledged Interests hereunder;

(iv)          No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests, in each case to the extent that the same is prohibited pursuant to the Loan Documents;

(v)           Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Related Property (it being understood that no non-United States governed pledge agreements shall be required) or to effect any sale or transfer thereof in connection with the Agent’s exercise of remedies in accordance with the Loan Documents;

(vi)          As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account.  In addition, as of the Closing Date, except as indicated on Schedule 6 or any Pledged Interests Addendum, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such

Pledged Interests are securities governed by Article 8 or Division 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i)            Real Property; Fixtures.  Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property not constituting Excluded Real Property, it will promptly (and in any event within five (5) Business Days of acquisition) notify Agent of the acquisition of such Real Property, to the extent required by the Credit Agreement, and will, within twenty (20) Business Days of such acquisition, grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a first priority Mortgage (subject to Permitted Liens and the Intercreditor Agreement) on each fee interest in such Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable and documented attorneys fees of outside counsel and out-of-pocket expenses) incurred in connection therewith.  Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;

(j)            Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents;

(k)           Controlled Accounts.

(i)            Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on Schedule 6(k) (each a “Controlled Account Bank”), and shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the fifth (5th) Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) into a bank account of such Grantor (each, a “Controlled Account”) at one of the Controlled Account Banks.

(ii)           Each Grantor shall establish, within the time frame specified in the Credit Agreement, and thereafter maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent.  Each such Controlled Account Agreement shall provide, among other things, unless otherwise agreed by Agent in writing that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment or other chargebacks, and (C) upon the instruction of Agent (an “Activation Instruction”), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account.  Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued.  Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the “Rescission”) if: (1) the Triggering Event was based on Excess Availability being less than the product of 12.5% times the Maximum Revolver Amount, at least 30 consecutive days have passed since the date of the Activation Instruction in which Excess Availability is at all times greater than the product of 12.5% times the Maximum Revolver Amount, (2) the Triggering Event was based on the occurrence of an Event of Default, such Event of

Default has been waived in writing or cured in accordance with the terms of the Credit Agreement, and (3) no additional Triggering Event has occurred and is continuing prior to the date of the Rescission.

(iii)          So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 6(k) to add or replace a Controlled Account Bank or Controlled Account; provided, however, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to Agent, and (B) to the extent required by the Credit Agreement or the other Loan Documents, prior to the time of the opening of such Controlled Account that is not an Excluded Deposit Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent a Controlled Account Agreement.  Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within ninety (90) days of written notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Agent’s liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent’s reasonable judgment;

(l)            Vehicles.

(i)            With respect to all Vehicles owned by any Grantor, Grantor shall deliver to Agent (or Vehicle Collateral Agent at Agent’s discretion), a certificate of title for all such Vehicles and shall take all necessary action to cause the Agent’s Lien to be noted thereon in the appropriate state motor vehicle filing office in accordance with the Vehicle Collateral Agency Agreement and in the event any state motor vehicle filing office sends to any Grantor any such title certificates, each Grantor shall promptly (and in any event within five (5) Business Days) deliver to Agent (or Vehicle Collateral Agent at Agent’s discretion) such title certificates after receipt;

(ii)           Each Grantor shall at all times maintain records with respect to Vehicles reasonably satisfactory to Agent, keeping reasonably detailed records that are accurate in all material respects describing the Vehicles, the quality and repair records with respect thereto, and such Grantor’s cost therefor;

(iii)          Each Grantor shall conduct a physical count or inventory of the Vehicles at least once each year but at any time or times as Agent may request on or after an Event of Default, and promptly following such physical count or inventory shall supply Agent with a report in the form and with such specificity as may be reasonably satisfactory to Agent in its Permitted Discretion concerning such physical count or inventory;

(iv)          Each Grantor shall use, store and maintain the Vehicles with all reasonable care and caution and in accordance with applicable standards of any insurance (it being understood that the Grantors shall be permitted to self-insure on a basis consistent with commercially reasonable business practices; the parties acknowledge that Grantors’ self-insurance practices in effect on the Closing Date are commercially reasonable business practices as of such date) and in conformity with applicable laws in all material respects (including any federal or state motor vehicles statutes, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); and

(v)           Each Grantor agrees that Agent shall have no responsibility or liability arising from or relating to the use, sale or other disposition of any Vehicles.

(m)          Pledged Notes.  Except in such Grantors’ reasonable business judgment, Grantors (i) without the prior written consent of Agent, will not (A) waive or release any material obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than Permitted Dispositions or Permitted Liens, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes with a face value in excess of $500,000 promptly after giving or receiving such notice.

7.             Relation to Other Security Documents and Other Loan Documents.  The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)           Credit Agreement.  In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b)           Patent, Trademark, Copyright Security Agreements.  The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.  In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

(c)           Intercreditor Agreement.  Agent, on behalf of itself and the Lender Group, (a) consents to the subordination of Liens provided for in the Intercreditor Agreement, and (b) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement.  Agent, on behalf of itself and the Lender Group, hereby agrees that the terms, conditions, and provisions contained in this Agreement are subject to the Intercreditor Agreement and, in the event of a conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.  Prior to the Discharge of Notes Obligations (as such term is defined in the Intercreditor Agreement) any requirement of this Agreement to deliver Notes Priority Collateral (as such term is defined in the Intercreditor Agreement) to the Agent shall be satisfied by delivery of such Notes Priority Collateral to the Notes Collateral Agent (as such term is defined in the Intercreditor Agreement).

8.             Further Assurances.

(a)           Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request to the extent required hereunder, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)           Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request to the extent required hereunder, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)           Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Division 9 of the Code for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d)           Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this

Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9.             Agent’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, subject to the notice requirement under Section 15(a), (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) subject to the notice requirement under Section 15(a) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.

10.          Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)           to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c)           to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)           to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e)           to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)            to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor;

(g)           to execute and deliver in any Grantor’s name, Agent’s name or the name of Agent’s designee, to any department of motor vehicles or other governmental authority powers of attorney in such Grantor’s name, and to complete in such Grantor’s name any application or other document or instrument required, in each case, in order to have the Lien and security interest of Agent with respect to any Vehicles noted on any certificate of title with respect to such Vehicles; and

(h)           Agent, on behalf of the Lender Group or the Bank Product Providers, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.          Agent May Perform.  If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement (after giving effect to any applicable grace period), and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.          Agent’s Duties.  The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lender Group and the Bank Product Providers, and shall not impose any duty upon Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

13.          Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

14.          Disposition of Pledged Interests by Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

15.          Voting and Other Rights in Respect of Pledged Interests.

(a)           Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with two (2) Business Days prior written notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(b)           For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent, the other members of the Lender Group, or the Bank Product Providers, or the value of the Pledged Interests.

(c)           This Section 15 shall be subject to the Intercreditor Agreement in all respects.

16.          Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)           Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code and (B) to the extent notification of sale shall be required by law, notice of the URL where a sale will occur and the time when a sale will commence at least ten (10) days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611 of the Code.  Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b)           Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c)           Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts (other than Excluded Deposit Accounts) in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B)  liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.

(d)           Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement.  In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e)           Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing.  Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.

(f)            This Section 16 shall be subject to the Intercreditor Agreement in all respects.

17.          Remedies Cumulative.  Each right, power, and remedy of Agent, any other member of the Lender Group, or any Bank Product Provider as provided for in this Agreement, the other Loan Documents or any Bank Product Agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents and the Bank Product Agreements or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, any other member of the Lender Group, or any Bank Product Provider, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other member of the Lender Group or such Bank Product Provider of any or all such other rights, powers, or remedies.

18.          Marshaling.  Agent  shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.          Indemnity and Expenses.

(a)           Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable and documented attorneys fees of outside counsel) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification or its officers, directors, employees, attorneys, or agents as determined by a final non-appealable order of a court of competent jurisdiction.  This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(b)           Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account subject to the terms of the Credit Agreement) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon and during the continuance of an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof (after giving effect to any applicable grace period).

20.          Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.

21.          Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.          Continuing Security Interest: Assignments under Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.  Upon payment in full of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests.  If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, such Collateral shall be automatically released from the security interest created hereby and Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases and other documents reasonably necessary for the release of the securities interest created hereby on such Collateral.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement.  Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

23.          Governing Law.

(a)           THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(b)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

(c)           TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”).  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)           EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS  LOCATED IN THE COUNTY OF LOS ANGELES AND THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)           NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL,

INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f)            IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN SECTION 23(c) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i)            WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1.  THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE.  VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii)           (THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS).  THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii)          UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE.  IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B).  THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW.  PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(iv)          EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING.  ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT.  THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG

WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v)           THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES.  THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi)          THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW.  THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT.  THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.  THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(vii)         THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT.

24.          New Subsidiaries.  Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.          Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers.

26.          Miscellaneous.

(a)           This Agreement is a Loan Document.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)           Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)           Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)           Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e)           The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(f)            Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(g)           All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

27.          No Novation.  Grantors and Agent hereby agree that, effective upon the execution and delivery of this Agreement and the Credit Agreement by each such party, the terms and provisions of that certain Security Agreement, dated as of November 29, 2010, by and among Grantors and Agent (the “Original

Security Agreement”) shall be and hereby is amended, restated and superseded in its entirety by the terms and provisions of this Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations of Grantors outstanding under the Original Credit Agreement, instruments securing the same, or the Original Security Agreement, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Agreement shall be construed as a release or other discharge any Grantor, or any guarantor from any of its obligations or liabilities under the Original Credit Agreement, Original Security Agreement, or any of the security agreements, pledge agreements, mortgages, guaranties or other Loan Documents executed in connection therewith.  Each Grantor hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect (except for the Original Security Agreement being amended and restated herein) and is hereby ratified.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	JACK COOPER HOLDINGS CORP.,
a Delaware corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chairman, President and Treasurer

AUTO HANDLING CORPORATION,
a Delaware corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chairman, Treasurer and Assistant Secretary

JACK COOPER LOGISTICS, LLC,
a Delaware limited liability company

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chairman, Treasurer and Assistant Secretary

JACK COOPER TRANSPORT COMPANY, INC.,
a Delaware corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chairman, Treasurer and Assistant Secretary

PACIFIC MOTOR TRUCKING COMPANY,
a Missouri corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chairman, Treasurer and Assistant Secretary

JACK COOPER SPECIALIZED TRANSPORT, INC.,
a Delaware corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chairman, Treasurer and Assistant Secretary

[Signatures continue on the following page]

Amended and Restated Security Agreement

AUTO EXPORT SHIPPING, INC.,
a New Jersey corporation

By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chairman, Treasurer and Assistant Secretary

[Signatures continue on the following page]

Amended and Restated Security Agreement

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company

	By:	/s/ Brandi Whittington
Name: Brandi Whittington
Title: Assistant Vice President

Amended and Restated Security Agreement

ANNEX 1 TO SECURITY AGREEMENT

FORM OF JOINDER

Joinder No.       (this “Joinder”), dated as of                , to the Amended and Restated Security Agreement, dated as of June 18, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of June 18, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Jack Cooper Holdings Corp. (“Parent”) and the Subsidiaries of Parent identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to continue to make certain financial accommodations to Borrower; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 24 of the Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, each New Grantor (a) is a Subsidiary of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the Lender Group or the Bank Product Providers and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents and the Bank Product Agreements;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.             In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.  In furtherance of

1

the foregoing, each New Grantor does hereby unconditionally grant, collaterally assign, and pledge to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral.  Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Trademarks”, Schedule 6, “Pledged Companies”, Schedule 6(k), “Controlled Account Banks”, Schedule 7, “Owned Real Property”, Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions”, and Schedule 9, “Vehicles” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 6(k), Schedule 7,  Schedule 8, and Schedule 9, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.  Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Division 9 of the Code for the sufficiency or filing office acceptance.  Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

2.             Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Joinder is a Loan Document.  This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

4.             The Security Agreement, as supplemented hereby, shall remain in full force and effect.

5.             THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

6.             THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH NEW GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.

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7.             TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH NEW GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH NEW GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company

By:
Name:
Title:

Joinder No.       to Amended and Restated Security Agreement

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this     day of                 , 20     , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of June 18, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Jack Cooper Holdings Corp. (“Parent”) and the Subsidiaries of Parent identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Amended and Restated Security Agreement, dated as of June 18, 2013 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.             DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):

(a)           all of such Grantor’s Copyrights including those referred to on Schedule I; exclusive, however, of any copyrights that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States;

(b)           all renewals or extensions of the foregoing; and

1

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright.

3.             SECURITY FOR SECURED OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Agent prior written notice of no less than three (3) Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof (but in no event later than five (5) Business Days following receipt of such registration).  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement.  Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement.  Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

7.             CONSTRUCTION.  This Copyright Security Agreement is a Loan Document.  Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified.  Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words

2

“asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.             THE VALIDITY OF THIS COPYRIGHT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

9.             THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COPYRIGHT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10.          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS COPYRIGHT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company

By:
Name:
Title:

Copyright Security Agreement

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this     day of            , 20  , by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity,  “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of June 18, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Jack Cooper Holdings Corp. (“Parent”) and the Subsidiaries of Parent identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Amended and Restated Security Agreement, dated as of June 18, 2013 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a)           all of its Patents including those referred to on Schedule I, excluding any Patents that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States;

(b)           all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

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(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent.

3.             SECURITY FOR SECURED OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto.  Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement.  Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement.  Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

7.             CONSTRUCTION.  This Patent Security Agreement is a Loan Document.  Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein

2

to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.             THE VALIDITY OF THIS PATENT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

9.             THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10.          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS PATENT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company

By:
Name:
Title:

Patent Security Agreement

SCHEDULE I
to
PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of             , 20    (this “Pledged Interests Addendum”), is delivered pursuant to Section 6 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Amended and Restated Security Agreement, dated as of June 18, 2013, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement.  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged interests Addendum is a Loan Document.  Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum.  If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as to the Pledged Interests listed herein on and as of the date hereof.

THE VALIDITY OF THIS PLEDGED INTERESTS ADDENDUM, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGED INTERESTS ADDENDUM SHALL BE TRIED AND LITIGATED ONLY IN THE STATE, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGED INTERESTS ADDENDUM OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY

1

CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGED INTERESTS ADDENDUM MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

Pledged Interest Addendum

SCHEDULE I
TO
PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this     day of            , 20  , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of June 18, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Jack Cooper Holdings Corp. (“Parent”) and the Subsidiaries of Parent identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Amended and Restated Security Agreement, dated as of June 18, 2013 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)           all of its Trademarks, exclusive, however, of (i) any Trademarks that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States, and (ii) any Excluded Collateral;

(b)           all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

1

(c)           all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, including right to receive any damages or (ii) injury to the goodwill associated with any Trademark.

3.             SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto.  Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.             CONSTRUCTION.  This Copyright Security Agreement is a Loan Document.  Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and

2

intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid.  Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.             THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

9.             THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10.          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS TRADEMARK SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company

By:
Name:
Title:

1

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date